COVID-19 - CARES Act. provision	12 Months Ended
Jan. 31, 2022
Risks and Uncertainties [Abstract]
COVID-19 - CARES Act. Provision

11.	COVID-19 – CARES Act Provision
During fiscal 2021, in response to the increased economic uncertainties that the impact of the
COVID-19
pandemic was expected to have on our business, results of operations, liquidity and capital resources, Legacy IronNet took measures to ensure that we could continue the continuity of our business operations through the use of funding measures which included the PPP loan from the US Small Business Administration pursuant to the CARES Act. The purpose of the loan was for small businesses to keep their workforces employed through the pandemic. Legacy IronNet received loan funds of $5,580 on April 21, 2020. The loan bore interest at 1% and was payable in monthly installments beginning on September 15, 2021. The unsecured loan was evidenced by a promissory note of Legacy IronNet with PNC Bank (the “Lender”). As detailed in Note 3, on August 26, 2021, in conjunction with the Merger, the Company repaid in full all amounts due and terminated all commitments and obligations under the unsecured PPP loan. As of January 31, 2021, the Company had an interest accrual of $44 related to the PPP loan.
In addition to seeking and receiving the PPP loan under the CARES Act, Legacy IronNet also elected to defer the Company portion of payroll taxes under the CARES Act. Half of the deferred payroll tax from March 1, 2020 through December 31, 2020 was paid on December 31, 2021, with the remaining 50% due on December 31, 2022. The balance of the payroll tax deferral is $689 as of January 31, 2022 and is included in other current liabilities on the consolidated balance sheet.